Exhibit 99.1

Investor Presentation Updated May 3, 2022

2 This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward - looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities Exchange Commission, or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xiii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. NON - GAAP FINANCIAL MEASURES These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2021. FORWARD - LOOKING STATEMENTS

3 Why QCRH ? Business Model Performance Outlook Local charter autonomy attracts the best bankers and clients High - performing niche businesses EPS CAGR of 21% in last six years and positioned for sustained growth Attractive and growing mid - size metro markets Diverse and growing fee revenue streams Long runway in niche business areas Agility and responsiveness to clients Strong and consistent loan growth Capacity for future M&A and considered acquirer of choice Relationships matter in our mid - size markets Upper quartile ROAA Right people, infrastructure and balance sheet to sustain performance Focus on growing shareholder value Strong credit culture Current valuation provides upside for investors x Our business model is better. x Our performance is better. x Our future is bright.

4 QCR Holdings, Inc. HOW WE’RE DIFFERENT

QCR Holdings, Inc. (NASDAQ: QCRH) | Founded in 1993 A business model that works. x Local charter autonomy with efficient support from centralized group operations x Agile and responsive to client needs x Attracts the best bankers and the best clients in each market x Highly competitive with larger national and regional banks x Strong relationships with clients differentiate us from other banks Lines of Business Full - Service Commercial and Consumer Banking High - Performing Niche Business Areas: ▪ Specialty Finance Group ▪ Correspondent Banking ▪ Wealth Management Services Assets: $6.2 billion Loans: $4.8 billion Deposits: $4.8 billion Wealth Management: $5.0 billion ▪ $3.8 billion in Trust and Investment Accounts ▪ $1.2 billion in Brokerage Accounts/RIA 5 Data as of 3/31/22

6 Exceptional Growth in Key Financial Metrics In the last five years, our company has doubled in size and delivered consistent, steady growth - outperforming many of our peers. CAGR = Compound Annualized Growth Rate; *Annualized Financial Metric 12/31/2016 3/31/2022 CAGR % Earnings Per Share $2.17 $5.96* 21.2% Tangible Book Value Per Share $20.11 $37.55 12.6% Loans $2.4B $4.8B 14.1% Core Deposits $2.6B $4.8B 12.4% Assets Under Management $2.4B $5.0B 15.0%

7 Our Strategy for Long - Term Success We’ve set a simple and focused strategy for our future. 9 - 6 - 5 is our plan to continue to grow earnings and drive attractive long - term returns for our shareholders. 9 – Grow loans by 9% per year, funded with core deposits 6 – Grow fee income no less than 6% per year 5 – Improve efficiencies and hold expense growth to no more than 5%

8 How is QCRH different? Our niches drive outstanding results. • Fiduciary services • Investment management services • Financial planning • Brokerage services • 3/31/22 AUM: $5.0B • Competitive deposit products with nearly $2B in total liquidity • Safekeeping and cash management services • 188 correspondent banking relationships • Bank stock loans • Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket lease financing (m2 Equipment Finance) Correspondent Banking • Municipal and tax credit specialty financing • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $13M per quarter for last three years Specialty Finance Group Our High - Performing Business Niches Built on top of our traditional business, our three primary niche areas diversify our earnings power with exceptional results. Wealth Management Traditional Business

9 A Complex and Profitable Business: Specialty Finance Group With decades of experience, our team has navigated the complexity of the municipal and tax credit financing space – creating a sustainable and profitable business at QCRH. Our SFG business is a unique niche that offers: • A strong pipeline of business for long - term sustainability and growth • Complex business which creates barriers to entry by competitors • Room to grow this business niche

10 $0.8 $9.1 $26.5 $67.9 $60.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 2017 2018 2019 Fee Income 2020 2021 Fee Income Growth ($M) $657.3 $863.3 $1,157.7 $1,632.3 $2,182.6 $0 $500 $1,000 $1,500 $2,000 $2,500 2017 2021 2018 2019 2020 Loan and Bond Balances Loan and Bond Growth ($M) Specialty Finance Group: A Complex and Profitable Business

11 SFG: Providing Municipal and Tax Credit Financing Solutions $229.4 $564.5 $1,097.1 $1,175.3 $122.8 $205.7 $231.6 $274.5 $280.3 $262.0 $372.0 $394.6 $395.0 $472.6 $469.4 $473.8 $143.5 $183.2 $301.7 $320.7 $335.8 $333.2 $18.9 $79.9 2017 2018 2019 $0 $500 $1,000 $1,500 $2,000 $2,500 2020 2021 Historic Tax Credit Loans Other 3/31/22 Low Income Housing Tax Credit Loans Municipal Bonds and Loans $657.3 $863.3 $ 1,157.7 $ 1,632.3 $ 2,182.6 Loan and Bond Growth Breakdown ($M) $ 2,244.4 Note: CAGR data annualized for 2022 figures.

12 A Broad Scope of Wealth Management Services The ultimate relationship business, our wealth management structure and extensive scope of services cater to our clients’ needs. Wealth Management & Trust Services • Investment management • Financial planning • Trust services • Fiduciary services • Tax services Investment Center • Investment management • Brokerage services • Services for a broad range of clients • Flexible model to serve at the right level Wealth Management & Trust Services Investment Center

13 Diverse and Growing Client Relationships $9.9 $11.4 $12.0 $12.6 $15.3 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 2017 2018 2019 2020 2021 Revenue * All data excludes Bates and RB&T. Revenue ($M)* $2.5 $2.5 $3.1 $3.4 $4.2 $0.9 $0.9 $1.0 $1.0 $1.2 $0 $1 $2 $3 $4 $5 $6 2017 2018 2021 Trust/Inv Mgmt 2019 2020 Brokerage/RIA $4.1 $4.4 $5.4 Assets Under Management ($B)* • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Majority of clients have also expanded their banking relationship with QCRH. $3.4 $3.4

14 Correspondent Banking Our strong Correspondent Banking business provides significant liquidity to fund growth. $200.5 $157.7 $277.4 $336.0 $340.6 $187.2 $182.0 $123.9 $322.9 $425.9 $219.9 $253.4 $255.3 $294.0 $631.9 $1,333.7 $1,261.2 $1,388.1 $643.0 $599.9 $1,112.5 $2,037.0 $1,817.1 $1,982.1 $0 $500 $1,000 $1,500 $2,000 $2,500 2017 Noninterest Bearing 2020 2021 3/31/2022 Federal Reserve - EBA Balances 2018 2019 Interest Bearing Correspondent Banking Deposits/Managed Funds ($M)

15 QCR Holdings, Inc. OUR MARKETS Vibrant Commercial and Industrial Activity

16 We do business in vibrant markets. Robust commercial, industrial and technology activity Relationships matter and differentiate us from big banks Strong demographics & highly educated workforce drive steady growth Mid - sized metros 200K - 500K population MSAs Ability to gain prominent market share

17 Strong Market Share in Attractive MSAs * MSAs include Davenport - Moline - Rock Island, IA - IL, Cedar Rapids, IA, Waterloo - Cedar Falls - IA, Des Moines/West Des Moines - IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/21. Deposit Market Share in Our Current MSAs* Top 20 Banks Total Active Branches 2021 Total Deposits 2021 ($000) Wells Fargo & Co. (CA) 36 6,506,254 U.S. Bancorp (MN) 40 4,904,499 QCR Holdings Inc. (IL) 23 4,753,608 BTC Financial Corp. (IA) 22 3,987,062 West Bancorp. (IA) 7 2,190,404 Bank of America Corporation (NC) 7 2,086,852 Great Southern Bancorp Inc. (MO) 20 1,968,703 Commerce Bancshares Inc. (MO) 10 1,612,396 Central Bancompany Inc. (MO) 23 1,573,455 Great Western Bancorp (SD) 11 1,364,013 Blackhawk Bancorp. Inc. (IL) 18 1,240,435 OakStar Bancshares Inc. (MO) 7 1,036,776 FSB Financial Services Inc. (IA) 6 966,475 Neighbor Insurance Agency Inc (IA) 9 911,589 Guaranty Federal Bcshs Inc. (MO) 10 793,117 Hills Bancorp. (IA) 7 764,244 BNP Paribas 11 662,005 Reliable Community Bcshs Inc. (MO) 8 573,209 First Midwest Bancorp Inc. (IL) 4 512,490 Lincoln Bancorp (IA) 5 503,330

18 • First Full Year EPS Accretion (2023): $0.81 / 13.1% • IRR: 20.4% • TBV Dilution: 5.2% • TBV Earn back: 2.75 years (Crossover) 2.71 years (Simple) • TCE / TA: 9.3% • CET1 Ratio: 10.1% • Total RBC Ratio: 14.1% Financially Compelling Pro Forma Impact Acquisition of Guaranty Federal Bancshares, Inc. (GFED) • Closed April 1, 2022 • Integration planning going well • On track to achieve transaction metrics • Combined bank will be ranked #4 in deposit market share • Ability to grow into #1 market share over time

19 Our Charters at a Glance Location and deposit data as of 3/31/22 and includes pro forma data for Guaranty Bank. Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley. Entity States/Region # Locations Deposits Market Share Iowa/Illinois Quad Cities 5 $1.9B #1 Iowa Cedar Rapids/ Cedar Valley 8 $1.4B #1 Missouri Southwest Region 17 $1.6B #4 Iowa Des Moines/ Ankeny 9 $1.0B #7

20 Demonstrated Strong Results in Prior M&A Springfield First Community Bank in Springfield MSA SFC Net Income Comparison ($M) $462.2 $545.1 $429.1 $666.8 $752.0 $725.1 $882.9 $650.2 $590.2 $200 $100 $0 $300 $700 $600 $500 $400 $1,000 $900 $800 Total Loans Total Assets Core Deposits Pre - Acquisition as of 12/31/17 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 $5.5 $9.4 $14.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 Net Income Pre - Acquisition as of 12/31/17 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 SFC Loans/Assets/Deposits Comparison ($M) CAGR 11.9% CAGR 12.8% CAGR 8.3% CAGR 27.6% Source: QCRH documents

21 Demonstrated Strong Results in Prior M&A Community State Bank in Ankeny/Des Moines MSA CSB Net Income Comparison ($M) CSB Loans/Assets/Deposits Comparison ($M) Source: QCRH documents $444.6 $594.0 $481.3 $607.3 $782.1 $673.4 $867.0 $1,168.6 $1,020.5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Total Loans Total Assets Core Deposits Pre - Acquisition as of 12/31/15 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 CAGR 11.8% CAGR 11.9% CAGR 13.3% $5.5 $9.1 $12.8 $0 $2 $4 $6 $8 $10 $12 $14 Net Income Pre - Acquisition as of 12/31/15 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 CAGR 15.1%

22 QCR Holdings, Inc. FINANCIAL HIGHLIGHTS

23 $2.9 $4.9 $4.4 $3.5 $5.7 71.9% 73.8% 75.0% 75.2% 74.8% 76.8% 78.2% 2016 2018 2017 Total Assets 2019 2020 2021 3/31/2022 Total Loans & Leases/Total Assets $6.1 $6.2 (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $281.7 million of the assets of m2 Equipment Finance, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) Asset Distribution by Charter as of 3/31/22 ($B) Springfield First Community Bank Community State Bank $0.9 15% $1.2 19% $2.2 35% $1.9 31% Cedar Rapids Bank and Trust Quad City Bank and Trust (2) Total Consolidated Assets ($B) A Consistent Track Record of Asset Growth Asset growth has been driven by a combination of organic growth and strategic acquisitions.

24 $1.0 $1.3 $1.5 $1.7 $1.6 $1.6 $1.1 $1.6 $1.8 $2.1 $2.6 $2.7 $0.2 $0.2 $0.2 $0.1 $0.2 $0.1 $0.2 $0.1 $0.3 $0.1 $0.3 $0.1 $0.1 $0.1 $0.1 $0.1 $2.6 $0.1 $3.3 $3.7 $4.3 $4.7 $4.8 $0.1 2019 Commercial RE 2020 Direct Fin. Leases 2021 Residential RE 3/31/2022 Consumer & Other 2017 2018 Commercial & Industrial Loan Growth Driven by Commercial Lending Commercial Loans* Represent Approximately 91% of the Loan Portfolio ($B) as of 3/31/22 * Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data.

25 34% 31% 25% 20% 20% 26% 48% 52% 60% 57% 62% 66% 15% 15% 13% 16% 16% 8% 2% 2% $2.9 3% $3.5 $3.9 $4.6 $4.9 $4.8 2017 2018 2019 Noninterest - bearing Deposits Time Deposits 3/31/2022 2020 2021 Interest - bearing Deposits Brokered Deposits Deposit Growth Driven by Core Deposits Core Deposits* Represent Virtually All of Total Deposits ($B) as of 3/31/22 * Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data.

26 Interest Rate Sensitivity $0.00 $500,000,000.00 $1,000,000,000.00 $1,500,000,000.00 $2,000,000,000.00 $2,500,000,000.00 $3,000,000,000.00 Rate Sensitive Assets* Rate Sensitive Liabilities* $2.60B $1.53B Asset Sensitive Balance Sheet Pro Forma with Guaranty Bank (as of 3/31/22) • For every 25 bps increase in the fed funds rate, NIM will expand approximately 3 - 4 bps. • The addition of Guaranty Bank’s balance sheet enhanced our asset sensitivity. • Majority of fixed - rate commercial and CRE loans have maximum term of 5 years. • Noninterest - bearing deposits are 26% of total deposits. * Any earning asset or interest - bearing liability tied to an index. Includes the impact of interest rate caps and floors, where applicable. Excludes the impact of near - term cashflow from loans, bonds and CDs.

27 Strong Capital Position 8.01% 7.78% 9.25% 9.08% 9.87% 9.60% 11.15% 10.69% 13.33% 14.95% 14.77% 14.63% 6.00% 4.00% 8.00% 10.00% 12.00% 14.00% 16.00% QCRH is well - positioned for long - term success: • Significantly improved capital position • Sale of Rockford Bank & Trust in 2019 strengthened TCE • Sub - debt raises in Feb. 2019 and Sept. 2020 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth Tangible Common Equity & TRBC Ratios* 2017 2018 2019 TCE/TA 2020 TRBC Ratio 2021 3/31/2022 *TCE/TA and TRBC ratios exclude PPP loans; TRBC ratio at 3/31/22 is estimated.

28 100% Nonaccrual Loans/Leases 0% - Other Real Estate Owned & Repossessed Assets $2.7 million 100.0% Asset Quality NPAs / Assets Nonperforming Assets Composition as of 3/31/22 Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • Better than peer historical loss rates • Conservative allowance for credit losses • Strategy to aggressively manage problem credits 0% - Accruing Loans/Leases past due 90 days or more 0.81% 0.56% 0.27% 0.25% 0.05% 0.04% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 2017 2018 2019 2020 2021 3/31/2022

29 145% 184% 404% 605% 180% 183% 215% 214% 194% 347% 724% 531% 2016 2017 2018 QCRH 2019 2020 2021 3/31/2022 Proxy Peers 1.28% 1.16% 0.98% 1.98% 1.68% 1.55% 1.08% 1.07% 1.04% 1.03% 0.95% 1.53% 1.46% 1.42% 2016 2017 2018 2019 2020 2021 3/31/2022 Proxy Peers QCRH * Proxy peer group is identified in the QCRH Proxy Statement. Peer metrics reflect the average of the peer group. 2022 peer average reflects companies that have reported results as of 4/28/22. Strong Credit Culture Supported by High Levels of Reserves ACL - Loans/Total Loans (%)* ACL - Loans/Total NPLs (%)* $ 10.1 $8.1 $ 11.6 $7.7 $3.1 $1.5 Amount of remaining loan discount ($MM): QCRH adopted CECL on January 1, 2021. 2721% $1.4 2852%

30 75% 79% 77% 66% 59% 25% 21% 23% 34% 41% $130 $167 $234 $281 $279 $0 $50 $100 $150 $200 $250 $300 2017 2018 2019 2020 2021 Net Interest Income Noninterest Income * All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. Key Components of Fee Income: • Capital markets revenue from SFG swap fee income • Wealth Management Predictable and diversified fee income streams complement net interest income.* Strong Revenue Growth and Attractive Mix $ in millions

31 Consistent Improvement in Shareholder Returns Adjusted Return on Average Assets Efficiency Ratio (%) $36 $46 $59 $63 $2.66 $3.08 $3.66 $3.96 $6.27 2017 2018 2019 2020 2021 Adj. EPS $100 Adj. Net Income $ in millions 1.03% 1.06% 1.15% 1.13% 1.70% 2017 2018 2019 2020 2021 66.5% 64.8% 66.2% 54.1% 55.2% 2017 2018 2019 2020 2021

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